UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2022

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On March 16 2022, Galaxy Gaming, Inc. (“Galaxy” or the “Company”), the lenders from time to time party (the “Loan Parties”) and Fortress Credit Corp., as administrative agent and collateral agent (the “Agent”) entered into a Consent and Waiver to Credit Agreement (the “Consent and Waiver Agreement”).

Pursuant to the Consent and Waiver Agreement, the Company has acknowledged that it is currently in default under the Credit Agreement as a result of its failure to comply with a requirement of the Credit Agreement not to permit, on the last Business Day of each calendar month, more than the Dollar Equivalent of $1,000,000 (or such greater amount determined by the Agent in its sole discretion) in the aggregate to be on deposit in Isle of Man deposit or securities accounts which are not subject to Control Agreements (as such term is defined in the Guaranty and Security Agreement) or other security arrangements acceptable to the Agent (the “Existing Default”) for the months of November 2021, December 2021, January 2022 and February 2022 (the “Specified Compliance Periods”). The Company has cured the default.  Pursuant to the Consent and Waiver Agreement, Borrower has requested that the Agent and Required Lenders waive, and the Agent and the Lenders signatory hereto constituting the Required Lenders agree to waive, the Existing Default for the Specified Compliance Periods indicated above.

Other than as specifically referenced in the Consent and Waiver Agreement, the Credit Agreement remains in full force and effect.

The foregoing description of the Consent and Waiver Agreement is not complete and is qualified in its entirety by reference to the Consent and Waiver Agreement filed as Exhibit 10.1 hereto.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1

Consent and Waiver to Term Loan Credit Agreement, dated November 15, 2021, by among Galaxy Gaming, Inc., a Nevada corporation, the lenders from time to time party and Fortress Credit Corp., as administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2022

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer